UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 27, 2022

LOCKHEED MARTIN CORPORATION
(Exact name of registrant as specified in its charter)

Maryland		1-11437	52-1893632
(State or other jurisdiction		(Commission file number)	(I.R.S. Employer
of incorporation)			Identification No.)

6801 Rockledge Drive
Bethesda,	Maryland		20817
(Address of principal executive offices)			(Zip Code)
(301) 897-6000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1 par value	LMT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 27, 2022, the Board of Directors (the “Board”) of Lockheed Martin Corporation (“Lockheed Martin” or the “Company”) elected Jesus (Jay) Malave, Jr. (age 53) as Chief Financial Officer, effective January 31, 2022. Mr. Malave will replace John. W. Mollard, who has been serving as acting Chief Financial Officer on an interim basis and will continue as Vice President and Treasurer.

Mr. Malave served as Senior Vice President and Chief Financial Officer of L3Harris Technologies, Inc. (“L3Harris”) from June 2019 through January 2022. Before joining L3Harris, Mr. Malave worked at United Technologies Corporation (“UTC”), as Vice President and Chief Financial Officer of UTC’s Carrier Corporation from April 2018 to June 2019; as Chief Financial Officer of UTC’s Aerospace Systems from January 2015 to April 2018; and as Head of Investor Relations from June 2012 to December 2014.

Following the recommendation of the Management Development and Compensation Committee (the “Compensation Committee”), the Board of Directors approved the compensation for Mr. Malave as Chief Financial Officer as follows:

•An initial annual base salary of $960,000.
•A one-time cash sign-on bonus of $750,000 to offset annual incentive amounts forfeited from his former employer.
•Eligibility to receive a target annual incentive of 115% of salary for 2022 under the Lockheed Martin Corporation 2021 Management Incentive Compensation Plan (MICP), a copy of which is filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 26, 2021 and incorporated herein by reference. Mr. Malave’s MICP award for 2022 will be pro-rated based on his start date.
•Eligibility to receive a long-term incentive (“LTI”) award opportunity for 2022 of $8,000,000, a portion of which is to offset forfeited unvested long-term incentives from his former employer. The award opportunity is allocated 50% in Performance Stock Units (PSUs), 30% in Restricted Stock Units (RSUs) and 20% in the cash-based Long-Term Incentive Performance award (LTIP). The RSUs if granted will cliff-vest 100% after three years from the date of grant, while the vesting of the PSUs and LTIP if granted will be based on Lockheed Martin’s results at the end of the applicable three-year vesting period.
•Eligibility to receive a one-time award of RSUs with a grant date value of $4,000,000, that will vest 100% one year from the date of grant, to offset forfeited unvested incentives from his former employer.

The LTI awards to Mr. Malave are subject to final approval by the Compensation Committee. The awards will be made under and subject to the terms of the Lockheed Martin Corporation 2020 Incentive Performance Award Plan (the “2020 Plan”), a copy of which is filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 23, 2020 and incorporated herein by reference. Mr. Malave will also be eligible to receive relocation assistance benefits.

The Compensation Committee based its recommendation for Mr. Malave’s compensation on its pay philosophy to set target compensation by reference to the “market rate” of the Company’s comparator group of companies as described in the Company’s proxy statement for the 2021 Annual Meeting filed with the Securities and Exchange Commission on March 12, 2021.

A copy of the press release announcing the election of Mr. Malave is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
99.1	Lockheed Martin Corporation News Release dated February 1, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lockheed Martin Corporation
(Registrant)

Date: February 1, 2022	By:	/s/ Kerri R. Morey
Kerri R. Morey
Vice President and Associate General Counsel